UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2022

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective October 16, 2022, NextPlay Technologies, Inc., a Nevada corporation (the “Company”) and its wholly-owned subsidiaries, Next Fintech Holdings, Inc. (“NextFintech”), a Delaware corporation and NextBank International, Inc., a Puerto Rico corporation licensed as an Act 273-2012 international financial entity (“NextBank”), entered into a stock purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) pursuant to which NextFintech agreed to sell 80 shares of its common stock at a price of $187,500.00 (“NextFintech Common Stock”) per share for an aggregate purchase price of $15,000,000, or a $150,000,000 pre-money valuation.

In addition, in connection with the above, NextBank (i) agreed to issue warrants (the “Warrant”) to purchase 1,000,000 shares of the Company’s common stock it beneficially holds to Investor at $0.50 per share and (ii) agreed to issue an exchange option (the “Exchange Option”) to the Investor pursuant to which, for a period commencing six (6) months following the closing and ending on the date that is twenty-four (24) months following the closing, at the election of the Investor, the Investor may exchange its 80 shares of NextFintech Common Stock for equity of NextBank equal to 18.8% of NextBank, subject to compliance with necessary regulatory approvals that are required of NextBank prior to a change in ownership, if any (collectively, the “Offering”).

The Offering is expected to close in the coming weeks.

The Warrant is issued by NextBank and has a term of three (3) years and is exercisable for cash. The shares of Company common stock issuable upon exercise of the Warrant are currently outstanding shares held by NextBank and do not represent a new issuance of securities by the Company.

In connection with the Offering, NextFintech, the Company and the Investor entered into an investor rights agreement (the “Investor Rights Agreement”) pursuant to which, among other things, (i) grants a right of first refusal to NextFintech and, secondarily, to the Company, to purchase any NextFintech Common Stock proposed to be transferred by the Investor, (ii) a drag-along right in favor of the Investor in the event NextFintech agrees to sell 50% or more of the outstanding voting power of NextFintech, and (iii) grant board seats to Investor or its representative on the NextFintech and NextBank board of directors or, in the event of the exercise of the Exchange Option, such NextFintech board seat is transferred such that the Investor shall have two (2) NextBank board seats.

In the Purchase Agreement, the Investor represented to the parties, among other things, that it is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The securities referred to in this Current Report on Form 8-K are being issued and sold by NextFintech and NextBank to the Investor in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act, Rule 506(b) of Regulation D and/or Regulation S promulgated thereunder.

The foregoing descriptions of the material terms of the Purchase Agreement, the Warrant and the Investor Rights Agreement are qualified in their entirety by the full text of such documents, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report, and are incorporated herein by reference.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Purchase Agreement has been included to provide Investor with information regarding its terms. It is not intended to provide any other factual information about the Company. The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure

On October 20, 2022, the Company issued a press release announcing the Offering. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Stock Purchase Agreement, effective as of October 16, 2022, by and between the Company, NextFintech Holdings, Inc., NextBank International, Inc. and an institutional investor.

10.2	Common Stock Purchase Warrant, effective as of October 16, 2022 by and between NextBank International, Inc. and an institutional investor.

10.3	Investor Rights Agreement, effective as of October 16, 2022 by and between the Company, NextFintech Holdings, Inc., and an institutional investor.

99.1	Press Release, dated October 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: October 20, 2022	By:	/s/ Nithinan Boonyawattanapisut
		Name:	Nithinan Boonyawattanapisut
		Title:	Co-Chief Executive Officer